Exhibit 99.3

PublicSquare Announces $36.2 Million Registered Direct Offering of Common Stock

WEST PALM BEACH, Fla., December 4, 2024--(BUSINESS WIRE)--PSQ Holdings, Inc. (NYSE: PSQH) (“PublicSquare,” or the “Company”), America’s leading commerce and payments ecosystem valuing life, family, and liberty, today announced that it has entered into definitive agreements for the purchase and sale of an aggregate of 7,813,931 shares of its Class A common stock at a purchase price per share of $4.63, for gross proceeds of approximately $36.2 million in a registered direct offering. The offering is expected to close on or about December 5, 2024, subject to the satisfaction of customary closing conditions.

Roth Capital Partners is acting as the exclusive placement agent for the offering.

The gross proceeds from the offering to the Company are expected to be approximately $36.2 million, before deducting placement agent’s fees and other offering expense payable by the Company. The Company intends to use the net proceeds from the offering for general corporate purposes, including working capital.

A shelf registration statement on Form S-3 (File No. 333-282846) relating to the shares of common stock being offered was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 28, 2024 and declared effective on November 1, 2024. The offering is being made only by means of a prospectus supplement and accompanying prospectus that form a part of the shelf registration statement. The final prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies of the final prospectus supplement and accompanying prospectus relating to the offering, when filed, may be obtained on the SEC’s website at www.sec.gov or by contacting Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660 or by email at rothecm@roth.com.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or jurisdiction.

About PublicSquare

PublicSquare is America’s leading commerce and payments ecosystem, valuing life, family, and liberty. PublicSquare operates under three segments: Marketplace, Financial Technology, and Brands. The primary mission of the Marketplace segment is to help consumers “shop their values” and put purpose behind their purchases. PublicSquare leverages data and insights from the Marketplace to assess its customers’ needs and provide wholly-owned quality financial products and brands. PublicSquare’s Financial Technology segment comprises Credova, a consumer financing company, and PublicSquare Payments, a “cancel-proof” payments company. PublicSquare’s Brands segment comprises EveryLife, a premium D2C life-affirming baby products company. Visit publicsquare.com to learn more.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein are forward-looking statements. Such forward-looking statements include, but are not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding PublicSquare, and the timing of the closing of capital raises. Forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, and in this press release, include statements about our outlook and ability to raise capital; however, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including, without limitation: (i) unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of our operations, including the possibility that any of the anticipated benefits of the Credova transaction will not be realized or will not be realized within the expected time period, (ii) the ability of PublicSquare and Credova to integrate the business successfully and to achieve anticipated synergies and value creation, (iii) changes in the competitive industries and markets in which PublicSquare operates, variations in performance across competitors, changes in laws and regulations affecting PublicSquare’s business and changes in the combined capital structure, (iv) the ability to implement business plans, growth, marketplace and other expectations, and identify and realize additional opportunities, (v) risks related to PublicSquare’s limited operating history, the rollout and/or expansion of its business and the timing of expected business milestones, (vi) risks related to PublicSquare’s potential inability to achieve or maintain profitability and generate significant revenue, (vii) the ability to raise capital on reasonable terms as necessary to develop its products in the timeframe contemplated by PublicSquare’s business plan, (viii) the ability to execute PublicSquare’s anticipated business plans and strategy, (ix) the ability of PublicSquare to enforce its current or future intellectual property, including patents and trademarks, along with potential claims of infringement by PublicSquare of the intellectual property rights of others, (x) actual or potential loss of key influencers, media outlets and promoters of PublicSquare’s business or a loss of reputation of PublicSquare or reduced interest in the mission and values of PublicSquare and the segment of the consumer marketplace it intends to serve, (xi) because the payment processing and credit agreements are terminable at will without notice, merchants that have signed agreements to use PublicSquare’s payment processing services may terminate those services or otherwise fail to utilize the services at the expected volume, and (xii) the risk of economic downturn, increased competition, a changing regulatory landscape and related impacts that could occur in the highly competitive consumer marketplace, both online and through “bricks and mortar” operations. The foregoing list of factors is not exhaustive. Recipients should carefully consider such factors and the other risks and uncertainties described and to be described in PublicSquare’s public filings with the Securities and Exchange Commission, including the final prospectus supplement and accompanying prospectus relating to the offering that will be filed with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Recipients are cautioned not to put undue reliance on forward-looking statements, and PublicSquare does not assume any obligation to, nor does it intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. PublicSquare gives no assurance that PublicSquare will achieve its expectations.

Investors Contact:

investment@publicsquare.com

Media Contact:

pr@publicsquare.com